Exhibit 99.1

Press Release	Certegy Inc.
11720 Amber Park Drive
Suite 600
Alpharetta, Georgia 30004

Date: October 21, 2004	Phone: 678-867-8000
Fax: 678-867-8102

Contact: Mary Waggoner
Certegy Inc.
VP - Investor and Public Relations
678-867-8004

FOR IMMEDIATE RELEASE

CERTEGY REPORTS THIRD QUARTER 2004 DILUTED EPS OF $0.46

PLAN APPROVED TO SELL MERCHANT ACQUIRING BUSINESS

Alpharetta, GA, October 21, 2004 – Certegy Inc. (NYSE:CEY) today reported third quarter 2004 diluted earnings per share of $0.46. The Certegy Inc. Board of Directors has approved a plan to sell the Company’s retail merchant acquiring business, which has been reclassified as a discontinued operation in the accompanying financial statements and discussion of results.

THIRD QUARTER FINANCIAL HIGHLIGHTS

Highlights of the 2004 third quarter results as compared to the prior year quarter are as follows:

•	Revenue increased 13.2% to $262.7 million.

•	Operating income increased 12.6% to $47.1 million.

•	Interest expense of $3.3 million increased $1.2 million.

•	Net income increased 10.5% to $29.1 million, comprised of $27.8 million from continuing operations and $1.3 million from discontinued operations.

•	Diluted earnings per share increased 15.0% to $0.46 per share, comprised of $0.44 from continuing operations and $0.02 from discontinued operations.

•	Approximately $47.8 million was used to repurchase 1.2 million shares of common stock.

“We are pleased to report another solid quarter of revenue and earnings growth,” stated Lee Kennedy, chairman and chief executive officer of Certegy. “We are particularly pleased with the performance of our Check Services and international card processing business.”

SEGMENT RESULTS

Card Services generated revenue of $149.5 million in the third quarter of 2004, an increase of 6.7% above the 2003 quarter. Revenue growth of 5.2% in the Company’s North American card issuing operation resulted from growth in transactions, new customer signings, sales of e-banking services and card loyalty programs, and revenue from the acquisition of Crittson Financial LLC, which closed in the first quarter. International card issuing revenue increased by 26.0%, primarily due to growth from existing customers, card re-issuance fees, and the third quarter 2004 acquisition of Caribbean CariCard Services. Card Services operating income of $36.7 million increased 5.1%, compared to $34.9 million in the third quarter of 2003. Card Services operating margin was 24.5%, compared to 24.9% in the third quarter of 2003.

Check Services generated revenue of $113.1 million in the third quarter of 2004, an increase of 23.3% above the 2003 quarter. The strong performance was driven by growth in the Company’s domestic and international customer base, and growth in cash access services, including the first quarter 2004 acquisition of Game Financial Corporation. Check Services operating income of $15.5 million increased 30.6%, compared to $11.9 million in the third quarter of 2003. Check Services operating margin was 13.7%, compared to 12.9% in the third quarter of 2003.

Corporate expense of $5.1 million increased 2.9% over the prior year quarter. The increase in corporate expense has moderated from the first half of 2004 due to favorable insurance premium renewals and the containment of discretionary costs.

Interest expense of $3.3 million increased by $1.2 million compared to the third quarter of 2003. Higher interest rates on the Company’s borrowings driven by the September 2003 issuance of 4.75% fixed rate notes, higher average outstanding revolving credit borrowings, and the impact of FIN 46 lease accounting, effective December 31, 2003, generated the increase in interest expense.

DISCONTINUED OPERATIONS

The Board of Directors of Certegy Inc has approved a plan to sell the Company’s retail merchant acquiring business. The Company will continue to provide clearing and settlement processing services to its North American financial institution customers. In the third quarters of 2004 and 2003, income from discontinued operations amounted to $0.02 per diluted share.

OUTLOOK

The Company expects revenue growth of 14% to 16% in the fourth quarter of 2004, and diluted earnings per share from continuing operations of $0.53 to $0.55. Discontinued operations could contribute an additional $0.02 per diluted share, if held for the entire quarter. The Company expects to realize an undisclosed gain upon sale of the merchant acquiring business, which is not included in these per share amounts.

TELECONFERENCE

Management will host a teleconference to discuss second quarter earnings on Thursday, October 21, 2004, at 9:00 a.m. Eastern Time. The live audio Webcast will be available at www.certegy.com. Please be advised that Microsoft’s Windows Media Player™ must be downloaded prior to accessing the Webcast. It can be downloaded from www.microsoft.com/windows/mediaplayer. A replay of the Webcast will be available in the Investor Center section of the website after the call ends.

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Certegy (NYSE:CEY) provides credit and debit processing, check risk management and check cashing services, merchant processing and e-banking services to over 6,500 financial institutions, 117,000 retailers and 100 million consumers worldwide. Headquartered in Alpharetta, Georgia, Certegy maintains a strong global presence with operations in the United States, United Kingdom, Ireland, France, Chile, Brazil, Australia, New Zealand, Thailand and the Caribbean. As a leading payment services provider, Certegy offers a comprehensive range of transaction processing services, check risk management solutions and integrated customer support programs that facilitate the exchange of business and consumer payments. Certegy generated over $1.0 billion in revenue in 2003. For more information on Certegy, please visit www.certegy.com.

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Forward-Looking Statements

The statements in this release include forward-looking statements that are based on current expectations, assumptions, estimates, and projections about Certegy and our industry. Without limitation, Certegy’s revenue, operating income and earnings per share projections for fiscal 2004 under the heading “Outlook” above are forward-looking statements. Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, many of which are outside of Certegy’s control that may cause actual results to differ significantly from what is expressed in those statements. Factors that could, either individually or in the aggregate, affect our performance include: our reliance on a small number of business segments and strategic relationships; our ability to comply with bankcard association rules and government regulations; the sensitivity of our business to the economy; the results of our acquisitions; and other factors described in detail in the section entitled “Certain Factors Affecting Forward-Looking Statements” in our 2003 Annual Report on Form 10-K filed on February 17, 2004, with the SEC.

CERTEGY INC.

CONSOLIDATED STATEMENTS OF INCOME

FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2004 AND 2003

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended September 30,
	2004	2003
Revenues	$262,660	$231,952

Operating expenses(1):
Costs of services	186,142	162,244
Selling, general and administrative	29,465	27,922

	215,607	190,166

Operating income	47,053	41,786
Other income, net	294	474
Interest expense	(3,259)	(2,045)

Income from continuing operations before income taxes	44,088	40,215
Provision for income taxes	(16,313)	(14,980)

Income from continuing operations	27,775	25,235
Income from discontinued operations, net of taxes of $0.8 million and $0.6 million, respectively	1,325	1,090

Net income	$29,100	$26,325

Basic earnings per share:
Income from continuing operations	$0.44	$0.39
Income from discontinued operations	0.02	0.02

Net income	$0.46	$0.40

Average shares outstanding	62,588	65,019

Diluted earnings per share:
Income from continuing operations	$0.44	$0.38
Income from discontinued operations	0.02	0.02

Net income	$0.46	$0.40

Average shares outstanding	63,849	65,820

Revenues and operating income of the Company’s reportable segments for the three months ended September 30, 2004 and 2003 are as follows:

	Three Months Ended September 30,
	2004	2003
Revenues:
Card Services	$149,542	$140,209
Check Services	113,118	91,743

	$262,660	$231,952

Operating income:
Card Services	$36,684	$34,893
Check Services	15,474	11,852

	52,158	46,745
General corporate expense	(5,105)	(4,959)

	$47,053	$41,786

(1)	Certain 2003 expenses have been reclassified between costs of services and selling, general and administrative to conform to the current period presentation.

CERTEGY INC.

CONSOLIDATED STATEMENTS OF INCOME

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004 AND 2003

(In thousands, except per share amounts)

(Unaudited)

	Nine Months Ended September 30,
	2004	2003
Revenues	$757,664	$672,948

Operating expenses(1):
Costs of services	546,937	479,760
Selling, general and administrative	89,935	83,322
Other charges(2)	—	12,203

	636,872	575,285

Operating income	120,792	97,663
Other income, net	599	1,457
Interest expense	(9,388)	(5,354)

Income from continuing operations before income taxes	112,003	93,766
Provision for income taxes	(41,441)	(34,928)

Income from continuing operations	70,562	58,838
Income from discontinued operations, net of taxes of $2.4 million and $1.6 million, respectively	4,133	2,647

Net income	$74,695	$61,485

Basic earnings per share:
Income from continuing operations	$1.12	$0.90
Income from discontinued operations	0.07	0.04

Net income	$1.18	$0.94

Average shares outstanding	63,114	65,462

Diluted earnings per share:
Income from continuing operations	$1.10	$0.89
Income from discontinued operations	0.06	0.04

Net income	$1.16	$0.93

Average shares outstanding	64,283	66,117

Revenues and operating income of the Company’s reportable segments for the nine months ended September 30, 2004 and 2003 are as follows:
	Nine Months Ended September 30,
	2004	2003
Revenues:
Card Services	$433,124	$411,136
Check Services	324,540	261,812

	$757,664	$672,948

Operating income:
Card Services	$100,668	$84,237
Check Services	36,432	26,825

	137,100	111,062
General corporate expense	(16,308)	(13,399)

	$120,792	$97,663

(1)	Certain 2003 expenses have been reclassified between costs of services and selling, general and administrative to conform to the current period presentation.
(2)	Other charges of $12.2 million in 2003 ($7.7 million after-tax) represent $9.6 million of early termination costs associated with a data processing contract and $2.6 million of other net charges primarily related to the downsizing of the Company’s Brazilian card operation.

CERTEGY INC.

CONSOLIDATED BALANCE SHEETS

AS OF SEPTEMBER 30, 2004 AND DECEMBER 31, 2003

(In thousands)

	September 30, 2004	December 31, 2003
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$43,458	$22,280
Settlement deposits	40,873	26,128
Trade accounts receivable, net of allowance for doubtful accounts of $2,160 and $1,883, respectively	99,895	103,285
Settlement receivables	48,349	59,196
Claims recoverable	28,747	46,478
Other receivables	36,235	26,907
Other current assets	20,682	22,995
Assets held for sale	40,705	35,826

Total current assets	358,944	343,095

Property and equipment, net	61,089	58,897
Goodwill, net	224,635	187,627
Other intangible assets, net	26,685	10,332
Systems development and other deferred costs, net	120,337	118,788
Other assets, net	71,930	66,308

Total assets	$863,620	$785,047

LIABILITIES AND SHAREHOLDERS’ EQUITY

Current liabilities:
Accounts payable and other accrued expenses	$55,662	$40,237
Settlement payables	89,222	85,324
Claims payable	21,057	38,270
Compensation and benefit liabilities	20,775	20,535
Income taxes payable	13,767	8,887
Other payables	16,374	10,855
Other current liabilities	32,148	29,496
Liabilities related to assets held for sale	16,927	11,536

Total current liabilities	265,932	245,140
Long-term debt	287,165	222,399
Deferred income taxes	44,057	42,892
Other long-term liabilities	16,755	13,477

Total liabilities	613,909	523,908

Shareholders’ equity:
Common stock	695	695
Paid-in capital	250,899	249,351
Retained earnings	291,683	226,495
Deferred compensation	(10,848)	(10,187)
Accumulated other comprehensive loss	(76,972)	(75,854)
Treasury stock	(205,746)	(129,361)

Total shareholders’ equity	249,711	261,139

Total liabilities and shareholders’ equity	$863,620	$785,047

CERTEGY INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004 AND 2003

(In thousands)

(Unaudited)

	Nine Months Ended September 30,
	2004	2003
Cash flows from operating activities:
Net income	$74,695	$61,485
Adjustments to reconcile net income to net cash provided by operating activities of continuing operations:
Income from discontinued operations	(4,133)	(2,647)
Depreciation and amortization	34,643	31,118
Amortization of deferred compensation and financing costs	4,718	4,057
Other non-cash items	3,403	1,893
Deferred income taxes	607	(543)
Changes in assets and liabilities:
Accounts receivable, net	6,946	17,370
Current liabilities, excluding settlement and claims payables	(5,186)	11,085
Claims accounts, net	646	(3,429)
Other current assets	1,967	(460)
Other long-term liabilities	3,060	1,956
Other assets	(4,392)	(6,910)

Net cash provided by operating activities	116,974	114,975

Cash flows from investing activities:
Capital expenditures	(28,482)	(34,292)
Acquisitions, net of $25,071 of cash acquired	(41,021)	—

Net cash used in investing activities	(69,503)	(34,292)

Cash flows from financing activities:
Net borrowings (repayments) on revolving credit facility	61,540	(214,200)
Proceeds from bond issuance, net of discount and payment of debt issue costs	—	196,680
Treasury stock purchases	(87,797)	(39,838)
Dividends paid	(9,598)	—
Proceeds from exercise of stock options	8,466	2,879
Other	(417)	(5)

Net cash used in financing activities	(27,806)	(54,484)

Effect of foreign currency exchange rates on cash	(3,134)	4,719
Cash provided by (used in) discontinued operations	4,647	(418)

Net cash provided	21,178	30,500
Cash and cash equivalents, beginning of period	22,280	14,166

Cash and cash equivalents, end of period	$43,458	$44,666

CERTEGY INC.

SUPPLEMENTAL INFORMATION

(Unaudited)

1.	Revenues by product and service offering are as follows (in thousands):

	2003					2004
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year	1st Qtr	2nd Qtr	3rd Qtr
Card Issuer Services	$113,470	$114,298	$116,408	$118,346	$462,522	$117,862	$123,410	$126,762
Check Services	82,993	87,076	91,743	109,189	371,001	100,686	110,736	113,118
Merchant Processing	18,040	19,459	20,377	18,742	76,618	19,294	20,225	21,232
Software and Support	3,321	2,339	3,424	2,509	11,593	1,498	1,293	1,548

	$217,824	$223,172	$231,952	$248,786	$921,734	$239,340	$255,664	$262,660

Revenues from discontinued operations not reflected above are as follows (in thousands):

	2003					2004
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year	1st Qtr	2nd Qtr	3rd Qtr
Discontinued Operations	$22,345	$24,220	$23,839	$23,326	$93,730	$24,069	$28,460	$27,667

2.	Revenues by geographic area (based on location of customer) are as follows (in thousands):

	2003					2004
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year	1st Qtr	2nd Qtr	3rd Qtr
Domestic	$172,745	$183,949	$192,966	$204,463	$754,123	$197,478	$215,295	$217,183
International	45,079	39,223	38,986	44,323	167,611	41,862	40,369	45,477

	$217,824	$223,172	$231,952	$248,786	$921,734	$239,340	$255,664	$262,660

3.	Revenues are comprised of the following (in thousands):

	2003					2004
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year	1st Qtr	2nd Qtr	3rd Qtr
Product and Service Fees	$185,958	$187,995	$197,957	$215,725	$787,635	$204,509	$217,713	$225,440
Interchange Fees	14,923	15,950	16,715	15,248	62,836	16,054	16,917	17,978
Reimbursable Expenses	16,943	19,227	17,280	17,813	71,263	18,777	21,034	19,242

	$217,824	$223,172	$231,952	$248,786	$921,734	$239,340	$255,664	$262,660

Revenues from discontinued operations not reflected above are comprised of the following (in thousands):

	2003					2004
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year	1st Qtr	2nd Qtr	3rd Qtr
Product and Service Fees	$5,569	$5,662	$5,972	$6,363	$23,566	$6,475	$7,629	$7,249
Interchange Fees	16,776	18,558	17,867	16,963	70,164	17,594	20,831	20,418
Reimbursable Expenses	—	—	—	—	—	—	—	—

	$22,345	$24,220	$23,839	$23,326	$93,730	$24,069	$28,460	$27,667

4.	Currency translation increased (decreased) revenues and operating income for the third quarter and the first nine months of 2004 as compared with the prior year as follows (in thousands):

	Revenues
	1st Qtr	2nd Qtr	3rd Qtr	YTD
Card Services	$3,298	$1,407	$1,685	$6,390
Check Services	2,211	1,810	2,066	6,087

	$5,509	$3,217	$3,751	$12,477

	Operating Income
	1st Qtr	2nd Qtr	3rd Qtr	YTD
Card Services	$(329)	$158	$165	$(6)
Check Services	398	374	482	1,254

	$69	$532	$647	$1,248

CERTEGY INC.

SUPPLEMENTAL INFORMATION, CONTINUED

(Unaudited)

5.	Check volumes in dollars are as follows (in millions):

	2003					2004
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year	1st Qtr	2nd Qtr	3rd Qtr
Domestic	$7,145	$7,499	$7,783	$9,368	$31,795	$8,206	$8,623	$8,719
International	761	811	830	995	3,397	925	904	917

	$7,906	$8,310	$8,613	$10,363	$35,192	$9,131	$9,527	$9,636

Guarantee	$6,251	$6,606	$6,962	$8,220	$28,039	$7,048	$7,248	$7,207
Verification	1,655	1,704	1,651	2,143	7,153	2,083	2,279	2,429

	$7,906	$8,310	$8,613	$10,363	$35,192	$9,131	$9,527	$9,636

6.	Number of cards and accounts processed (end of period) are as follows (in thousands):

	2003				2004
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr
Cards:
Domestic	22,695	22,969	23,304	23,364	23,466	23,843	23,846
International	23,148	22,095	21,914	23,083	23,359	24,244	23,763

	45,843	45,064	45,218	46,447	46,825	48,087	47,609

Accounts:
Domestic	17,372	17,601	17,860	17,957	18,069	18,254	17,033
International	20,016	19,055	18,917	20,075	20,282	21,044	20,620

	37,388	36,656	36,777	38,032	38,351	39,298	37,653

American Express cards and accounts processed in the Caribbean in 2003 have been reclassified from domestic to international.

7.	Merchant volumes in dollars and number of transactions are as follows:

	2003					2004
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year	1st Qtr	2nd Qtr	3rd Qtr
Dollars (in millions)	$845	$886	$946	$841	$3,518	$864	$931	$989

Number of Transactions (in thousands)	8,709	9,448	10,510	9,691	38,358	9,291	10,385	10,777

Merchant volumes and number of transactions from discontinued operations not reflected above are as follows:

	2003					2004
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year	1st Qtr	2nd Qtr	3rd Qtr
Dollars (in millions)	$918	$996	$1,014	$1,020	$3,948	$1,005	$1,158	$1,127

Number of Transactions (in thousands)	11,907	12,295	12,214	11,842	48,258	11,464	12,463	12,153

8.	Depreciation and amortization by segment is as follows (in thousands):

	2003					2004
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year	1st Qtr	2nd Qtr	3rd Qtr
Card Services	$7,715	$7,999	$8,400	$8,106	$32,220	$7,985	$8,067	$8,722
Check Services	1,801	2,001	2,384	2,502	8,688	2,784	2,953	3,175
Corporate	296	250	272	304	1,122	315	322	320

	$9,812	$10,250	$11,056	$10,912	$42,030	$11,084	$11,342	$12,217

Amortization of acquired merchant portfolios from discontinued operations not reflected above is as follows (in thousands):

	2003					2004
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year	1st Qtr	2nd Qtr	3rd Qtr
Discontinued Operations	$562	$563	$563	$741	$2,429	$753	$789	$785

CERTEGY INC.

SUPPLEMENTAL INFORMATION, CONTINUED

(Unaudited)

9.	Capital expenditures and acquisitions are as follows (in thousands):

	2003					2004
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year	1st Qtr	2nd Qtr	3rd Qtr
Capital expenditures	$8,432	$15,138	$10,722	$9,455	$43,747	$7,026	$10,083	$11,373

Acquisitions, net of cash acquired	$—	$—	$—	$—	$—	$33,391	$(433)	$8,063

In the third quarter of 2004, Certegy paid $1.1 million for purchase price adjustments related to prior acquisitions and $7.0 million for the Caribbean CariCard Services acquisition. In the second quarter of 2004, Certegy received $433 thousand for purchase price adjustments related to prior acquisitions.

Capital expenditures and acquisitions from discontinued operations not reflected above are as follows (in thousands):

	2003					2004
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year	1st Qtr	2nd Qtr	3rd Qtr
Capital expenditures	$—	$—	$—	$208	$208	$85	$31	$40

Acquisitions, net of cash acquired	$—	$—	$4,521	$—	$4,521	$5,800	$—	$—

10.	Long-term debt at September 30, 2004 and December 31, 2003 consists of (in thousands):

	September 30, 2004	December 31, 2003
Unsecured notes, 4.75%, due 2008, net of unamortized discount	$199,512	$199,420
Borrowings under revolving credit facility	61,540	—
Notes payable, variable rate, due 2009	22,364	22,364
Capital lease obligations	3,749	615

	$287,165	$222,399

11.	Stock repurchase activity:

We repurchased 2,395,073 shares of common stock during the first nine months of 2004 at a total cost of $87.8 million. In May 2004, the Board of Directors of Certegy Inc. approved a $100 million share repurchase program. As of September 30, 2004, the Company had $52.0 million remaining under this program.

CERTEGY INC.

SUPPLEMENTAL INFORMATION, CONTINUED

(Unaudited)

12.	Discontinued Operations:

These financial statements reflect the results of operations and cash flows of our retail merchant acquiring business as discontinued operations. The balance sheets reflect preliminary reclassifications of the assets and liabilities of our merchant acquiring business to be sold under the captions “Assets held for sale” and “Liabilities related to assets held for sale.” All historical statements have been reclassified to conform to this presentation.

Results of Operations:

Reconciliations of current and prior period results of operations, adjusted for discontinued operations, are as follows (in thousands):

	1st Qtr 2004			1st Qtr 2003
	Previously Reported	Disc Opers	Reclassified	Previously Reported	Disc Opers	Reclassified
Revenues	$263,409	$(24,069)	$239,340	$240,169	$(22,345)	$217,824
Operating expenses	227,863	(22,050)	205,813	219,213	(21,424)	197,789

Operating income	35,546	(2,019)	33,527	20,956	(921)	20,035
Other income, net	220	—	220	155	—	155
Interest expense	(2,976)	—	(2,976)	(1,681)	—	(1,681)

Income from continuing operations before taxes	32,790	(2,019)	30,771	19,430	(921)	18,509
Provision for income taxes	(12,132)	747	(11,385)	(7,238)	343	(6,895)

Income from continuing operations	20,658	(1,272)	19,386	12,192	(578)	11,614
Discontinued operations	—	1,272	1,272	—	578	578

Net income	$20,658	$—	$20,658	$12,192	$—	$12,192

Basic EPS:
Continuing operations	$0.32	$(0.02)	$0.30	$0.19	$(0.01)	$0.18
Discontinued operations	—	0.02	0.02	—	0.01	0.01

	$0.32	$—	$0.32	$0.19	$—	$0.19

Diluted EPS:
Continuing operations	$0.32	$(0.02)	$0.30	$0.18	$(0.01)	$0.18
Discontinued operations	—	0.02	0.02	—	0.01	0.01

	$0.32	$—	$0.32	$0.18	$—	$0.18

	2nd Qtr 2004			2nd Qtr 2003
	Previously Reported	Disc Opers	Reclassified	Previously Reported	Disc Opers	Reclassified
Revenues	$284,124	$(28,460)	$255,664	$247,392	$(24,220)	$223,172
Operating expenses	241,474	(26,022)	215,452	209,990	(22,660)	187,330

Operating income	42,650	(2,438)	40,212	37,402	(1,560)	35,842
Other income, net	85	—	85	828	—	828
Interest expense	(3,153)	—	(3,153)	(1,628)	—	(1,628)

Income from continuing operations before taxes	39,582	(2,438)	37,144	36,602	(1,560)	35,042
Provision for income taxes	(14,645)	902	(13,743)	(13,634)	581	(13,053)

Income from continuing operations	24,937	(1,536)	23,401	22,968	(979)	21,989
Discontinued operations	—	1,536	1,536	—	979	979

Net income	$24,937	$—	$24,937	$22,968	$—	$22,968

Basic EPS:
Continuing operations	$0.40	$(0.02)	$0.37	$0.35	$(0.01)	$0.34
Discontinued operations	—	0.02	0.02	—	0.01	0.01

	$0.40	$—	$0.40	$0.35	$—	$0.35

Diluted EPS:
Continuing operations	$0.39	$(0.02)	$0.36	$0.35	$(0.01)	$0.33
Discontinued operations	—	0.02	0.02	—	0.01	0.01

	$0.39	$—	$0.39	$0.35	$—	$0.35

CERTEGY INC.

SUPPLEMENTAL INFORMATION, CONTINUED

(Unaudited)

12.	Discontinued Operations, continued:

	3rd Qtr 2004			3rd Qtr 2003
	Total	Disc Opers	Reclassified	Previously Reported	Disc Opers	Reclassified
Revenues	$290,327	$(27,667)	$262,660	$255,791	$(23,839)	$231,952
Operating expenses	241,171	(25,564)	215,607	212,268	(22,102)	190,166

Operating income	49,156	(2,103)	47,053	43,523	(1,737)	41,786
Other income, net	294	—	294	474	—	474
Interest expense	(3,259)	—	(3,259)	(2,045)	—	(2,045)

Income from continuing
operations before taxes	46,191	(2,103)	44,088	41,952	(1,737)	40,215
Provision for income taxes	(17,091)	778	(16,313)	(15,627)	647	(14,980)

Income from continuing operations	29,100	(1,325)	27,775	26,325	(1,090)	25,235
Discontinued operations	—	1,325	1,325	—	1,090	1,090

Net income	$29,100	$—	$29,100	$26,325	$—	$26,325

Basic EPS:
Continuing operations	$0.46	$(0.02)	$0.44	$0.40	$(0.02)	$0.39
Discontinued operations	—	0.02	0.02	—	0.02	0.02

	$0.46	$—	$0.46	$0.40	$—	$0.40

Diluted EPS:
Continuing operations	$0.46	$(0.02)	$0.44	$0.40	$(0.02)	$0.38
Discontinued operations	—	0.02	0.02	—	0.02	0.02

	$0.46	$—	$0.46	$0.40	$—	$0.40

	YTD 2004			YTD 2003
	Total	Disc Opers	Reclassified	Previously Reported	Disc Opers	Reclassified
Revenues	$837,860	$(80,196)	$757,664	$743,352	$(70,404)	$672,948
Operating expenses	710,508	(73,636)	636,872	641,471	(66,186)	575,285

Operating income	127,352	(6,560)	120,792	101,881	(4,218)	97,663
Other income, net	599	—	599	1,457	—	1,457
Interest expense	(9,388)	—	(9,388)	(5,354)	—	(5,354)

Income from continuing operations before taxes	118,563	(6,560)	112,003	97,984	(4,218)	93,766
Provision for income taxes	(43,868)	2,427	(41,441)	(36,499)	1,571	(34,928)

Income from continuing operations	74,695	(4,133)	70,562	61,485	(2,647)	58,838
Discontinued operations	—	4,133	4,133	—	2,647	2,647

Net income	$74,695	$—	$74,695	$61,485	$—	$61,485

Basic EPS:
Continuing operations	$1.18	$(0.07)	$1.12	$0.94	$(0.04)	$0.90
Discontinued operations	—	0.07	0.07	—	0.04	0.04

	$1.18	$—	$1.18	$0.94	$—	$0.94

Diluted EPS:
Continuing operations	$1.16	$(0.06)	$1.10	$0.93	$(0.04)	$0.89
Discontinued operations	—	0.06	0.06	—	0.04	0.04

	$1.16	$—	$1.16	$0.93	$—	$0.93

CERTEGY INC.

SUPPLEMENTAL INFORMATION, CONTINUED

(Unaudited)

12.	Discontinued Operations, continued:

	4th Qtr 2003			Full Year 2003
	Previously Reported	Disc Opers	Reclassified	Previously Reported	Disc Opers	Reclassified
Revenues	$272,112	$(23,326)	$248,786	$1,015,464	$(93,730)	$921,734
Operating expenses	219,593	(21,359)	198,234	861,064	(87,545)	773,519

Operating income	52,519	(1,967)	50,552	154,400	(6,185)	148,215
Other income, net	882	—	882	2,339	—	2,339
Interest expense	(2,596)	—	(2,596)	(7,950)	—	(7,950)

Income from continuing operations before taxes	50,805	(1,967)	48,838	148,789	(6,185)	142,604
Provision for income taxes	(18,553)	717	(17,836)	(55,052)	2,288	(52,764)

Income from continuing operations	32,252	(1,250)	31,002	93,737	(3,897)	89,840
Discontinued operations	—	1,250	1,250	—	3,897	3,897

Net income	$32,252	$—	$32,252	$93,737	$—	$93,737

Basic EPS:
Continuing operations	$0.50	$(0.02)	$0.48	$1.44	$(0.06)	$1.38
Discontinued operations	—	0.02	0.02	—	0.06	0.06

	$0.50	$—	$0.50	$1.44	$—	$1.44

Diluted EPS:
Continuing operations	$0.50	$(0.02)	$0.48	$1.42	$(0.06)	$1.36
Discontinued operations	—	0.02	0.02	—	0.06	0.06

	$0.50	$—	$0.50	$1.42	$—	$1.42

CERTEGY INC.

SUPPLEMENTAL INFORMATION, CONTINUED

(Unaudited)

12.	Discontinued Operations, continued:

Balance Sheets:

Reconciliations of current and prior period balance sheets, adjusted for discontinued operations, are as follows (in thousands):

	September 30, 2004			December 31, 2003
	Total	Disc Opers	Reclassified	Previously Reported	Disc Opers	Reclassified
ASSETS
Current assets:
Cash and cash equivalents	$43,458		$43,458	$22,280		$22,280
Settlement deposits	43,950	$(3,077)	40,873	29,638	$(3,510)	26,128
Trade accounts receivable, net of allowance for doubtful accounts	105,630	(5,735)	99,895	108,158	(4,873)	103,285
Settlement receivables	55,606	(7,257)	48,349	65,172	(5,976)	59,196
Claims recoverable	28,747		28,747	46,478		46,478
Other receivables	36,235		36,235	26,907		26,907
Other current assets	20,781	(99)	20,682	22,995		22,995
Assets held for sale	—	40,705	40,705	—	35,826	35,826

Total current assets	334,407	24,537	358,944	321,628	21,467	343,095
Property and equipment, net	61,089		61,089	58,897		58,897
Goodwill, net	228,640	(4,005)	224,635	187,627		187,627
Other intangible assets, net	47,217	(20,532)	26,685	31,799	(21,467)	10,332
Systems development and other deferred costs, net	120,337		120,337	118,788		118,788
Other assets, net	71,930		71,930	66,308		66,308

Total assets	$863,620	$—	$863,620	$785,047	$—	$785,047

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable and other accrued expenses	$56,995	$(1,333)	$55,662	$41,600	$(1,363)	$40,237
Settlement payables	99,556	(10,334)	89,222	94,810	(9,486)	85,324
Claims payable	21,057		21,057	38,270		38,270
Compensation and benefit liabilities	20,775		20,775	20,535		20,535
Income taxes payable	13,767		13,767	8,887		8,887
Other payables	16,374		16,374	10,855		10,855
Other current liabilities	31,808	340	32,148	29,136	360	29,496
Liabilities related to assets held for sale	—	16,927	16,927	—	11,536	11,536

Total current liabilities	260,332	5,600	265,932	244,093	1,047	245,140
Long-term debt	287,165		287,165	222,399		222,399
Deferred income taxes	49,657	(5,600)	44,057	43,939	(1,047)	42,892
Other long-term liabilities	16,755		16,755	13,477		13,477

Total liabilities	613,909	—	613,909	523,908	—	523,908

Shareholders’ equity:
Common stock	695		695	695		695
Paid-in capital	250,899		250,899	249,351		249,351
Retained earnings	291,683		291,683	226,495		226,495
Deferred compensation	(10,848)		(10,848)	(10,187)		(10,187)
Accumulated other comprehensive loss	(76,972)		(76,972)	(75,854)		(75,854)
Treasury stock	(205,746)		(205,746)	(129,361)		(129,361)

Total shareholders’ equity	249,711	—	249,711	261,139	—	261,139

Total liabilities and shareholders’ equity	$863,620	$—	$863,620	$785,047	$—	$785,047

CERTEGY INC.

SUPPLEMENTAL INFORMATION, CONTINUED

(Unaudited)

12.	Discontinued Operations, continued:

Cash Flows:

Reconciliations of current and prior period cash flows, adjusted for discontinued operations, are as follows (in thousands):

	Nine Months Ended September 30, 2004			Nine Months Ended September 30, 2003
	Total	Disc Opers	Reclassified	Previously Reported	Disc Opers	Reclassified
Cash flows from operating activities:
Net income	$74,695		$74,695	$61,485		$61,485
Adjustments to reconcile net income to net cash
provided by operating activities of continuing operations:
Income from discontinued operations		$(4,133)	(4,133)	—	$(2,647)	(2,647)
Depreciation and amortization	34,643		34,643	31,118		31,118
Amortization of deferred compensation and financing costs	4,718		4,718	4,057		4,057
Other non-cash items	3,403		3,403	1,893		1,893
Deferred income taxes	5,180	(4,573)	607	(4)	(539)	(543)
Changes in assets and liabilities:
Accounts receivable, net	6,667	279	6,946	16,753	617	17,370
Current liabilities, excluding settlement and claims payables	(5,324)	138	(5,186)	10,931	154	11,085
Claims accounts, net	646		646	(3,429)		(3,429)
Other current assets	1,954	13	1,967	(460)		(460)
Other long-term liabilities	3,060		3,060	1,956		1,956
Other assets	(2,065)	(2,327)	(4,392)	(5,222)	(1,688)	(6,910)

Net cash provided by operating activities	127,577	(10,603)	116,974	119,078	(4,103)	114,975

Cash flows from investing activities:
Capital expenditures	(28,638)	156	(28,482)	(34,292)		(34,292)
Acquisitions, net of cash acquired	(46,821)	5,800	(41,021)	(4,521)	4,521	—

Net cash used in investing activities	(75,459)	5,956	(69,503)	(38,813)	4,521	(34,292)

Cash flows from financing activities:
Net borrowings (repayments) on revolving credit facility	61,540		61,540	(214,200)		(214,200)
Proceeds from bond issuance, net of discount and payment of debt issue costs	—		—	196,680		196,680
Treasury stock purchases	(87,797)		(87,797)	(39,838)		(39,838)
Dividends paid	(9,598)		(9,598)	—		—
Proceeds from exercise of stock options	8,466		8,466	2,879		2,879
Other	(417)		(417)	(5)		(5)

Net cash used in financing activities	(27,806)	—	(27,806)	(54,484)	—	(54,484)

Effect of foreign currency exchange rates on cash	(3,134)		(3,134)	4,719		4,719
Cash provided by (used in) discontinued operations	—	4,647	4,647	—	(418)	(418)

Net cash provided	21,178	—	21,178	30,500	—	30,500
Cash and cash equivalents, beginning of period	22,280		22,280	14,166		14,166

Cash and cash equivalents, end of period	$43,458	$—	$43,458	$44,666	$—	$44,666